Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of July 3, 2017, is by and among B. Riley Financial, Inc., a Delaware corporation (the “Company”) and the persons listed on the signature page hereto (collectively, the “Owners”).

WHEREAS, pursuant to that certain Merger Agreement (the “Merger Agreement”), dated as of May 17, 2017, by and among the Company, Foxhound Merger Sub, Inc., a Delaware corporation, Wunderlich Investment Company, Inc., a Delaware corporation and Stephen Bonnema, in his capacity as the Stockholder Representative, all of the Shares (as defined in the Merger Agreement) will be exchanged for consideration including shares of Common Stock on the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as an inducement to the Company to enter into the Merger Agreement and as a condition to the closing of the transactions contemplated by the Merger Agreement, the Company and the Owners desire to enter into this Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained in this Agreement, and intending to be legally bound by this Agreement, the Company and the Owners agree as follows:

Section 1.    Definitions. Capitalized terms used and not otherwise defined in this Agreement that are defined in the Merger Agreement shall have the respective meanings given such terms in the Merger Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Common Stock” means the shares of the Company’s common stock, $0.0001 par value per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and the rules and regulations promulgated thereunder.

“Freely Tradable” shall mean, with respect to any security, a security that is eligible to be sold by the holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144 thereunder.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Losses” shall have the meaning set forth in Section 6(a).

“Merger Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Other Securities” shall have the meaning set forth in Section 2(a).

“Owners” shall have the meaning set forth in the preamble of this Agreement.

“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a governmental or political subdivision or an agency or instrumentality thereof.

“Piggyback Notice” shall have the meaning set forth in Section 2(a).

“Piggyback Registration” shall have the meaning set forth in Section 2(a).

“prospectus” means the prospectus included in a registration statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a registration statement, and all other amendments and supplements to the prospectus, including post-effective amendments.

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement with the SEC in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the SEC.

“Registrable Securities” means shares of Common Stock issued by the Company (i) in exchange for any shares of Company Common Stock (as defined in the Merger Agreement); (ii) in exchange for any shares of Company Preferred Stock (as defined in the Merger Agreement); or (iii) upon the exercise of any Purchaser Warrants (as defined in the Merger Agreement); provided that the term “Registrable Securities” shall exclude in all cases any securities (i) that shall have ceased to be outstanding, or (ii) that are sold pursuant to an effective registration statement under the Securities Act or publicly resold in compliance with Rule 144, and no shares of preferred stock of the Company and no warrants to purchase Common Stock shall be Registrable Securities hereunder. For avoidance of doubt, shares of Common Stock issued upon the exercise of any Purchaser Warrants are Registerable Securities, even if such Purchaser Warrants are not themselves Registerable Securities.

“Registration Expenses” shall mean, with respect to any registration, (a) all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and (b) all expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration; provided that Registration Expenses shall not include any Selling Expenses.

“registration statement” means any registration statement that is required to register the resale of the Registrable Securities under this Agreement, and including the related prospectus and any pre- and post-effective amendments and supplements to each such registration statement or prospectus.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities” means collectively, Registrable Securities and Other Securities.

“Selling Expenses” shall mean all underwriting discounts, selling commissions, stock transfer taxes, if any, and all other fees and expenses applicable to the sale of Registrable Securities of the Owners; provided that Selling Expenses shall not include any Registration Expenses.

“Termination Date” shall have the meaning set forth in Section 8(a).

“Transfer” means, with respect to any Registrable Security, any interest therein, or any other securities or equity interests relating thereto, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition thereof, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

“Underwriter Cutback” shall have the meeting set forth in Section 2(b).

Section 2.    Piggyback Registration.

(a)    Subject to the terms and conditions of this Agreement, if at any time following the date hereof, the Company files a registration statement under the Securities Act solely for the purpose of registering for sale shares of its Common Stock or other equity securities of the Company (such Common Stock and other equity securities collectively, “Other Securities”) (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms to Form S-4 or Form S-8 or (ii) filed solely in connection with any share repurchase program, employee benefit or dividend reinvestment plan), then the Company shall use commercially reasonable efforts to give written notice of such filing to the Owners at least five (5) Business Days before the anticipated filing date (the “Piggyback Notice”). The Piggyback Notice and the contents thereof shall be kept confidential by the Owners and their Affiliates and representatives, and an Owner shall be responsible for breaches of confidentiality by its Affiliates and representatives. The Piggyback Notice shall offer the Owners the opportunity to include in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as it may request (a “Piggyback Registration”). Subject to the terms and conditions of this Agreement, the Company shall use its commercially reasonable efforts to include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from the Owners’ written requests for inclusion therein within five (5) Business Days following receipt of any Piggyback Notice by the Owners, which request shall specify the maximum number of Registrable Securities intended to be disposed of by the Owners and the intended method of distribution. The Owners shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least five (5) Business Days prior to the effective date of the registration statement relating to such Piggyback Registration.

(b)    If any Other Securities are to be sold in an underwritten offering, (1) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their discretion and (2) the Owners shall be permitted to include all Registrable Securities requested to be included in such registration in such underwritten offering on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if such offering involves an underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering (an “Underwriter Cutback”), exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (x) to the extent such public offering is the result of a registration initiated by the Company, (i) first, all Other Securities being sold by the Company; (ii) second, all Registrable Securities requested to be included in such registration by the Owners plus all Other Securities of any holders thereof (other than the Company and the Owners) requesting inclusion in such registration, pro rata, based on the aggregate number of Securities beneficially owned by each such holder, or (y) to the extent such public offering is the result of a registration initiated by any Persons (other than the Company or the Owners) exercising a contractual right to demand registration, (i) first, all Other Securities owned by such Persons exercising the contractual right; (ii) second, all Registrable Securities requested to be included in such registration by the Owners plus all Other Securities of any holders thereof (other than the Company, the Owners and the Persons exercising the contractual right) requesting inclusion in such registration, pro rata, based on the aggregate number of Securities beneficially owned by each such holder; and (iii) third, all Other Securities being sold by the Company.

Section 3.    Expenses of Registration. Except as specifically provided for in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registration hereunder, shall be borne by the Owners.

Section 4.    Obligations of the Company. Whenever the Company decides to effect the registration of any Registrable Securities pursuant to Section 2 of this Agreement, the Company shall, as promptly as reasonably practicable:

(a)    To the extent reasonably practicable, the Company shall furnish to the Owners copies of all material documents proposed to be filed and give reasonable consideration to the inclusion in such documents of any comments reasonably and timely made by the Owners or their legal counsel; provided that the Company shall include in such documents or any such comments that are necessary to correct any material misstatement or omission regarding Owners.

(b)    Enter customary agreements and take such other actions as are reasonably required in order to facilitate the disposition of such Registrable Securities, including, if the method of distribution of Registrable Securities is by means of an underwritten offering. The Owners shall also enter into and perform their obligations under such underwriting agreement.

(c)    Use commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Owners or the managing underwriter(s). In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the registration statement cause an opinion of counsel as to the effectiveness of the registration statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the registration statement.

Section 5.    Free Writing Prospectuses. The Owners shall not use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company given to the Owners; provided that the Owners may use any free writing prospectus prepared and distributed by the Company.

Section 6.    Indemnification.

(a)    To the extent that any such untrue statements or omissions described below are based solely upon information regarding the Owners furnished in writing to the Company by the Owners expressly for use in any registration statement, prospectus or “issuer free writing prospectus,” as described below, the Owners shall indemnify and hold harmless, to the full extent permitted by law, the Company and its officers, directors, employees, agents, representatives and Affiliates against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals) (collectively, “Losses”) arising out of or based upon (A) with respect to any registration statement, any untrue or alleged untrue statement of material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein no misleading or (B) with respect to any prospectus or any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act), or any other document used to sell Registrable Securities, any untrue statement or alleged untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)    Unless any such untrue statements or omissions described below are based upon information regarding the Owners furnished in writing to the Company by the Owners expressly for use in any registration statement, prospectus or “issuer free writing prospectus,” as described below, the Company shall indemnify and hold harmless, to the full extent permitted by law, the Owners and their officers, directors, employees, agents, representatives and Affiliates against any and all Losses arising out of or based upon (A) with respect to any registration statement, any untrue or alleged untrue statement of material fact contained therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein no misleading or (B) with respect to any prospectus or any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act), or any other document used to sell Registrable Securities, any untrue statement or alleged untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)    If any proceeding shall be brought or asserted against the Company (the “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense in such proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with such defense; provided that any such notice or other communication pursuant to this Section 6 between the Indemnified Party and an Indemnifying Party shall be delivered to or by, as the case may be, the Owners; provided, further, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 6, except to the extent that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that representation of both such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate because of an actual or potential conflict of interest between the Indemnifying Party and such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding and no admission of fault or culpability is required. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder, provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is determined that such Indemnified Party is not entitled to indemnification under this Section 6).

(d)    Contribution. If for any reason the indemnification provided for in Section 6(a) or Section 6(b) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 6(a) or Section 6(b)), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 6(a) and Section 6(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), in connection with any Registration Statement filed by the Company, a selling Owner shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Owner pursuant to Section 6(b) and any amounts paid by such Owner as a result of liabilities incurred under the underwriting agreement, if any, related to such sale. If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 6(a) and Section 6(b) hereof without regard to the provisions of this Section 6(d). The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 7.    “Market Stand-Off” Agreement; Agreement to Furnish Information.

(a)    In addition to any restrictions in the Lock-Up Agreements, the Owners agree that they will not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any new hedging or similar transaction with the same economic effect as a sale with respect to, any Common Stock (or other securities of the Company) held by the Owners (other than those included in the registered public sale of Securities by the Company) for a period specified by the representatives of the book-running managing underwriters of Common Stock (or other securities of the Company convertible into Common Stock) not to exceed ten (10) days prior and ninety (90) days following any registered public sale of securities by the Company in which the Owners participate in accordance with Section 3; provided that executive officers and directors of the Company enter into similar agreements and only as long as such Persons remain subject to such agreement (and are not fully released from such agreement) for such period. The Owners agree to execute and deliver such other agreements as may be reasonably requested by the representatives of the underwriters which are consistent with the foregoing or which are necessary to give further effect thereto.

(b)    If requested by the Company or the book-running managing underwriters of Common Stock (or other securities of the Company convertible into Common Stock), the Owners shall provide such information regarding the Owners and their respective Registrable Securities as may be reasonably required by the Company or such representative of the book-running managing underwriters in connection with the filing of a registration statement and the completion of any public offering of the Registrable Securities pursuant to this Agreement.

Section 8.    Miscellaneous.

(a)    Termination of Registration Rights. The registration rights granted under this Agreement shall terminate on the date on which any Registrable Securities are Freely Tradable (the “Termination Date”) and the confidentiality provisions under Section 2 of this Agreement shall terminate on the later of the Termination Date or the date on which the offering subject to the Piggyback Notice is made public by the Company or the Company abandons the offering which is subject to the Piggyback Notice (in which case the Company shall give prompt notice to the Owners). For the avoidance of doubt, no notices under Section 2 of this Agreement shall be given to any Owner following the Termination Date.

(b)    No Limitation on Subsequent Registration Rights. Notwithstanding anything to the contrary in this Agreement, the Company may at any time enter into another agreement or agreements with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration statement (including, but not limited to, the registration statement registering the Registrable Securities); provided that no Owner under this Agreement shall be granted registration rights with respect to their Registrable Securities that are more senior to the registration rights granted to such Owner under this Agreement.

(c)    Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to any choice of laws or conflict of laws provisions that would require the application of the laws of any other jurisdiction.

(i)    Jurisdiction; Enforcement. Any legal action or proceeding with respect to this Agreement or any transactions contemplated hereby may be brought in the courts of the State of New York or of the United States sitting in the State of New York, and, by execution and delivery of this Agreement, each party hereto hereby accepts for himself, herself, or itself and in respect of his, her, or its property generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by mailing copies thereof by registered or certified mail, postage prepaid, to such party at his, her, or its address as set forth herein. Nothing in this paragraph shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings. Each party hereby irrevocably waives any objections which he, she or it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any action or proceeding brought in any such court has been brought in an inconvenient forum. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. EACH OF THE PARTIES KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)    Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties; provided, however, that the rights of the Owners under this Agreement shall not be assignable to any Person without the prior written consent of the Company.

(e)    No Third-Party Beneficiaries. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer, and this Agreement shall not confer, on any Person other than the parties to this Agreement any rights, remedies, obligations or liabilities under or by reason of this Agreement, and no other Persons shall have any standing with respect to this Agreement or the transactions contemplated by this Agreement.

(f)    Entire Agreement. This Agreement, the Merger Agreement and the other documents delivered pursuant to the Merger Agreement, including the Lock-Up Agreements, constitute the full and entire understanding and agreement among the parties hereto with regard to the subjects of this Agreement and such other agreements and documents.

(g)    Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications required or permitted under this Agreement shall be in writing and shall be mailed by reliable overnight delivery service or delivered by hand, facsimile or messenger as follows:

if to the Company: .

B. Riley Financial, Inc.

21255 Burbank Boulevard, Suite 400

Woodland Hills, California 91367

Attention: Alan N. Forman

Facsimile No.: (818) 746-9170

with a copy to (which shall not constitute notice) to: Wachtell Lipton Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Nicholas G. Demmo, Esq.

Facsimile: (212) 403-2381

if to the Owners: [            ]

[            ]

[            ]

[            ]

Attention: [            ]

Facsimile: [            ]

with a copy to (which shall not constitute notice) to: [            ]

[            ]

[            ]

Attention: [            ]

Facsimile: [            ]

or in any such case to such other address, facsimile number or telephone as any party hereto may, from time to time, designate in a written notice given in a like manner. Notices shall be deemed given when actually delivered by overnight delivery service, hand or messenger, or when received by facsimile if promptly confirmed.

(h)    Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party to this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of or acquiescence in any breach or default, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default. All remedies, either under this Agreement or by law or otherwise afforded to the Owners, shall be cumulative and not alternative.

(i)    Expenses. The Company and the Owners shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except as otherwise provided in Section 3.

(j)    Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Owners or, in the case of a waiver, by the party against whom the waiver is to be effective. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities at the time outstanding (including securities convertible into Registrable Securities), each future holder of all such Registrable Securities and the Company.

(k)    Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format, each of which may be executed by less than all the parties, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

(l)    Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

(m)    Titles and Subtitles; Interpretation. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section or Schedule of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute, rule or regulation defined or referred to in this Agreement means such agreement, instrument or statute, rule or regulation as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. Any reference to any section under the Securities Act or Exchange Act, or any rule promulgated thereunder, shall include any publicly available interpretive releases, policy statements, staff accounting bulletins, staff accounting manuals, staff legal bulletins, staff “no-action”, interpretive and exemptive letters, and staff compliance and disclosure interpretations (including “telephone interpretations”) of such section or rule by the SEC. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by each of the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

[signature pages follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

B. RILEY FINANCIAL, INC.

By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer & Chief Operating Officer

OWNERS:

By:
Print Name:

Title:

[Signature Page to Registration Rights Agreement]